Procter & Gamble Earnings Release: Q3 FY 2014

April 23, 2014

P&G

Jan - Mar 2014 (Q3 FY 14)

Business Results

Bounty
Pampers
bounce
Puffs
Bold
Ace
IAMS
EUKANUBA
ARIEL
Prilosec
Dash
Luvs
Charmin
Cascade
Fixodent

Jan – Mar 14 (Q3 FY 14) Results

Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
Organic sales grew 3%. Organic sales were in-line or ahead of year ago in each reporting segment.
3%
4%
4%
3%
3%
JFM 13
AMJ 13
JAS 13
OND 13
JFM 14

Jan – Mar 14 (Q3 FY 14) Results

Market Share

- Global value share ~20%
- % of Sales Holding/Growing Share ~50%

Jan – Mar 14 (Q3 FY 14) Results

Core EPS Growth

Core EPS
Currency Neutral Core EPS
Core EPS includes 330 bps of COGS, overhead and marketing savings that were largely off-set by FX and mix.
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
5%
7%
-4%
4%
-1%
8%
-1%
8%
5%
17%
JFM 13
AMJ 13
JAS 13
OND 13
JFM 14

Results-To-Date

Non-Core Restructuring Spending

($MM Before Tax)	FY 14 JAS	FY 14 OND	FY 14 JFM
Cost of Goods Sold	62	53	91
SG&A	5	37	55
Total Non-Core Restructuring	67	90	146

Business Segments

Pampers
bounce
Bold
Ace
IAMS
EUKANUBA
Prilosec
Dash
Luvs
Charmin
Cascade

Jan – Mar 14 (Q3 FY 14) Results
Beauty Segment

2%
1%
Organic Sales
Organic Volume

- +1% Pricing, Flat Mix
- Organic Volume: ↑ Low singles Developed, Flat Developing
- P&G global value share declined 0.5 points versus year ago

Jan – Mar 14 (Q3 FY 14) Results

Beauty Segment

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Hair Care	~=	+	~=
Prestige	-	-	~=
Personal Cleansing	++	++	++
Skin Care	-	++	-
Salon Professional	-	-	-
Deodorants	++	+	++
Cosmetics	++	++	++

• ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 3%.

Jan – Mar 14 (Q3 FY 14) Results
Global Beauty Highlights

- Hair Care sales were up mid-single digits with solid growth in North America behind the Pantene restage, innovation on Head & Shoulders and the introduction of Old Spice Hair Care.

- Prestige organic sales increased as solid growth on SKII was partially off-set by challenges on Fragrances due to the pacing of innovation.

- Personal Cleansing shipments grew mid-single digits with all regions up versus year ago. The main drivers of growth were Safeguard, Old Spice and the recent introduction of Herbal Essence body wash in the U.S.

- Skin Care volume declined as growth in the U.S. behind the recent launch of Olay Regenerist Luminous was more than off-set by continued challenges in China.

- Salon Professional sales declined with growth from Illumina and Innosense innovation more than off-set by market contraction and a high base period in developing markets from innovation launches and distributor changes.

- Antiperspirants and deodorants (APDO) shipments and value share increased led by Old Spice product and commercial innovation across markets as well as expansion into Brazil.

- Cosmetics volume grew high single digits largely behind the introduction of the spring innovation bundle which includes Bombshell eye collection and the Ready Set Gorgeous foundation and concealer.

Jan – Mar 14 (Q3 FY 14) Results
Grooming Segment

1%
2%
Organic Sales
Organic Volume

- +3% Pricing, -4% Mix
- Organic Volume: ↓ Mid-singles Developed, ↑ High singles Developing
- P&G global value share increased 0.4 points versus year ago

Jan – Mar 14 (Q3 FY 14) Results
Grooming Segment

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Blades & Razors	+	-	++
Pre & Post Shave	-	-	~=
Braun & Appliances	++	+	++

- ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 3%.

Jan – Mar 14 (Q3 FY 14) Results
Global Grooming Highlights

- Blades & Razors volume and global value share increased versus year ago. Strong growth in Latin America and Asia mainly behind innovation expansion was partially off-set by challenges in the U.S. and Western Europe largely due to market contraction.

- Appliances shipments were up behind the continued momentum of the CoolTec dry shaver, which is now sold in the U.S., Japan and Western Europe.

Jan – Mar 14 (Q3 FY 14) Results
Health Care Segment

Flat
2%
Organic Sales
Organic Volume

- +1% Pricing, -3% Mix
- Organic Volume: ↑ Low singles Developed, Flat Developing
- P&G global value share declined 0.1 points versus year ago

Jan – Mar 14 (Q3 FY 14) Results

Health Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Oral Care	++	++	++
Personal Health Care	-	+	-
Pet Care	-	-	-

• ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%;
- represents decline greater than 1%. Company average = 3%.

Jan – Mar 14 (Q3 FY 14) Results

Global Health Care Highlights

- Oral Care shipments increased mid-single digits, and global value share was up over 0.5 points. Strong growth in North America behind the recent innovation launches and in Latin America and Western Europe behind continued growth in the toothpaste expansion markets was partially off-set by challenges in China.

- Personal Health Care volume declined versus year ago due to a weak cough and cold season across markets.

Jan – Mar 14 (Q3 FY 14) Results

Fabric & Home Care Segment

6%
6%
Organic Sales
Organic Volume

- +1% Pricing, -1% Mix
- Organic Volume: ↑ Mid-singles Developed, ↑ High singles Developing
- P&G global value share increased 0.3 points versus year ago

Jan – Mar 14 (Q3 FY 14) Results

Fabric & Home Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Fabric Care	++	++	++
Home Care	++	+	++
Batteries	++	++	++
P&G Professional	++	++	-

• ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 3%.

Jan – Mar 14 (Q3 FY 14) Results
Global Fabric & Home Care Highlights

- Fabric Care volume increased mid-single digits with all regions growing, and global value share was about flat. U.S. shipments were up behind the launch of the new innovation bundle, which is on track versus expectations.

- Home Care shipments and value share were in-line or growing versus year ago in all regions. North America value share increased over 1 point with strong growth in Auto Dishwashing and in Surface Care behind recent innovations on Swiffer and Mr. Clean compaction.

- Batteries volume grew high single digits, and global value share was up 1.5 point. North America shipments increased double-digits, and value share was up over 4 points due to distribution gains in several customers and the launch of the Quantum innovation.

Jan – Mar 14 (Q3 FY 14) Results

Baby, Feminine & Family Care Segment

2%
Flat
Organic Sales
Organic Volume

- +2% Pricing, Flat Mix
- Organic Volume: Flat Developed, ↑ Low singles Developing
- P&G global value share declined 0.4 points versus year ago

Jan – Mar 14 (Q3 FY 14) Results

Baby, Feminine & Family Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Baby Care	+	+	~=
Feminine Care	~=	~=	~=
Family Care	-	-	+

- ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 3%.

Jan – Mar 14 (Q3 FY 14) Results
Global Baby, Feminine & Family Care Highlights

- Baby Care shipments were up low single digits. U.S. value share grew 2 points versus year ago behind continued momentum from the innovation and pricing implemented across the line-up in the September quarter.

- Feminine Care volume increased low-single digits. Increases were led by solid growth in the U.S. due to equity and value building investments and in Central & Eastern Europe, Middle East & Africa behind innovation in Russia was partially off-set by challenges in China.

- Family Care shipment were down versus year ago primarily due to increased competitive promotional activity.

Fiscal Year 2014 Guidance

Bounty
Pampers
bounce
Bold
Ace
IAMS
EUKANUBA
Tide PODS
ARIEL
Prilosec
Dash
Luvs
Charmin
Cascade
Fixodent

FY 2014 Priorities and Focus Areas

- Value creation
- Productivity & innovation
- Operating discipline & execution
- Capabilities for growth

TSR

FY 2014 Guidance
Organic Sales & EPS Growth – No Change

	FY'14
Organic Sales Growth	+3% to +4%
Currency	-2% to -3%
All-in Sales Growth	~+1%
Core Earnings Per Share	+3% to +5%
All-in Earnings Per Share	+1% to +4%

FY 2014 Guidance

Pet Care Divestiture Impact to Core EPS

$ per share	Q1	Q2	Q3	Q4	FY
FY 13 Core EPS Including Pet Care	1.06	1.22	0.99	0.79	4.05
Pet Care Earnings to Discontinued Operations	(0.01)	(0.01)	(0.01)	0.00	(0.03)
FY 13 Core EPS Ex Pet Care	1.05	$1.21	0.98	0.79	4.02

$ per share	Q1	Q2	Q3	Q4	FY
FY 14 Core EPS Including Pet Care	1.05	1.21	1.04	*	*
Pet Care Earnings to Discontinued Operations	(0.01)	(0.01)	(0.01)	(0.02)	(0.04)
FY 14 Core EPS Ex Pet Care	1.04	1.20	1.03	*	*

* Note: Guidance not provided

FY 2014 Guidance
Productivity

Cost of Goods

- ~$1.6 billion in savings
- 6%+ manufacturing productivity improvement

Overheads

- Reductions ahead of initial targets
- Through March down 8,000 roles or 13%
- Accelerating FY'15 reductions into FY'14

Marketing

- Expect spending to decrease in absolute dollars and as a % of sales

FY 2014 Guidance
Returning Value to Shareholders

$ billions	FY '14
Dividends	~7
Share Repurchase	~6
Value to Shareholders	~13
Free Cash Flow Productivity	~90%
Shareholder Yield* % of market cap	~6%

*Shareholder Yield calculated based on market cap of about $220 billion.

FY 2014 Guidance
Risks Not Included in Guidance

- Incremental currency volatility
- Venezuela – price controls,
  access to Dollars for imported products, devaluation
- Unrest in the Middle East and Ukraine
- Further market size contraction

Forward Looking Statements

Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue", "will likely result," and similar expressions. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which our forward-looking statements are subject include: (1) the ability to achieve business plans, including growing existing sales and volume profitably and maintaining and improving margins and market share, despite high levels of competitive activity, an increasingly volatile economic environment, lower than expected market growth rates, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus, and/or increasing competition from mid- and lower tier value products in both developed and developing markets; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes and achieve productivity improvements designed to support our growth strategies, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled employees is limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including product liability, patent, intellectual property, price controls, import restrictions, environmental and tax policy), and to resolve pending matters within current estimates; (7) the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans and efficiencies in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage volatility in foreign exchange rates, as well as our debt and currency exposure (especially in certain countries with currency exchange controls, such as Venezuela, Argentina, China, India and Egypt); (10) the ability to maintain our current credit rating and to manage fluctuations in interest rate, increases in pension and healthcare expense, and any significant credit or liquidity issues; (11) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to a wide variety of factors, including but not limited to, terrorist and other hostile activities, natural disasters and/or disruptions to credit markets, resulting from a global, regional or national credit crisis; (12) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (13) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (14) the ability to successfully manage increases in the prices of commodities, raw materials and energy, including the ability to offset these increases through pricing actions; (15) the ability to develop effective sales, advertising and marketing programs; (16) the ability to stay on the leading edge of innovation, maintain a positive reputation on our brands and ensure trademark protection; and (17) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks), the security over such systems and networks, and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's April 23, 2014 earnings call and associated slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:
1.	Organic Sales Growth – page 1
2.	Core EPS – pages 2 through 3
3.	Currency-neutral Core EPS – pages 4 through 5
4.	Core Operating Profit Margin – page 5
5.	Core Gross Margin – page 5
6.	Core Effective Tax Rate – page 6
7.	Core Selling, General & Administrative Expenses (SG&A) as a % of Net Sales – page 6
8.	Free Cash Flow / Free Cash Flow Productivity – page 6

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:

Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
JFM 2013	2%	1%	0%	3%
AMJ 2013	2%	2%	0%	4%
JAS 2013	2%	2%	0%	4%
OND 2013	0%	3%	0%	3%
FYTD 2014	1%	3%	(1%)	3%
FY 2014 (Estimate)	1%	2% to 3%	0%	3% to 4%
Developing Markets
JFM 2014	-3%	8%	0%	5%

January – March (JFM) 2014
	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty	-2%	3%	1%	2%
Grooming	-4%	5%	0%	1%
Health Care	-2%	2%	0%	0%
Fabric Care and Home Care	2%	4%	0%	6%
Baby, Feminine and Family Care	-2%	4%	0%	2%
Total P&G	0%	3%	0%	3%
*Acquisition/Divestiture Impact includes rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS:  This is a measure of the Company’s diluted net earnings per share from continuing operations excluding certain items that are not judged to be part of the Company’s sustainable results or trends.  This includes holding gain on the buyout of our Iberian joint venture in FY 2013, charges related to incremental restructuring due to increased focus on productivity and cost savings in FYs 2014, 2013 and 2012, charge from the balance sheet impact of the Venezuela devaluation in FYs 2014 and 2013, charges related to European legal matters in FY’s 2013, 2012, 2011 and 2010, impairment charges for goodwill and indefinite lived intangible assets in FY 2013 and 2012.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The tables below provide a reconciliation of diluted net earnings per share to Core EPS:

Quarter / Period Data:
	JFM 14	JFM 13
Diluted Net Earnings Per Share	$0.90	$0.88
Venezuela balance sheet devaluation impacts	$0.10	$0.08
Incremental restructuring	$0.04	$0.03
Core EPS	$1.04	$0.99
Core EPS Growth	5%

	OND 13	OND 12
Diluted Net Earnings Per Share	$1.18	$1.39
Gain on buyout of Iberian JV	-	($0.21)
Incremental restructuring	$0.03	$0.05
Rounding impacts	-	($0.01)
Core EPS	$1.21	$1.22
Core EPS Decline	-1%

	JAS 13	JAS 12
Diluted Net Earnings Per Share	$1.04	$0.96
Charges for European legal matters	-	$0.01
Incremental restructuring	$0.02	$0.09
Rounding impacts	($0.01)	-
Core EPS	$1.05	$1.06
Core EPS Decline	-1%

	AMJ 13	AMJ 12
Diluted Net Earnings Per Share-Continuing Operations	$0.64	$0.74
Charges for European legal matters	$0.04	-
Impairment charges	$0.10	-
Incremental restructuring	$0.02	$0.08
Rounding impacts	($0.01)	-
Core EPS	$0.79	$0.82
Core EPS Decline	-4%

	JFM 13	JFM 12
Diluted Net Earnings Per Share	$0.88	$0.82
Snacks results of operations – Discontinued Operations	-	$(0.01)
Diluted Net Earnings Per Share-Continuing Operations	$0.88	$0.81
Venezuela balance sheet devaluation impacts	$0.08	-
Impairment charges	-	$0.01
Incremental restructuring	$0.03	$0.12
Core EPS	$0.99	$0.94
Core EPS Growth	5%

Fiscal Year:
FY 13
Diluted Net Earnings Per Share	$3.86
Gain on buyout of Iberian JV	($0.21)
Incremental restructuring	$0.18
Charges for European legal matters	$0.05
Impairment charges	$0.10
Venezuela b/s devaluation impacts	$0.08
Rounding impacts	($0.01)
Core EPS	$4.05

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.

3. Currency-neutral Core EPS:  This is a measure of the Company’s Core EPS excluding the impact of foreign exchange.  We believe the currency-neutral Core EPS measure provides a more comparable view of year-on-year earnings per share growth.

Quarter / Period Data:

JFM 14
Diluted Net Earnings Per Share Increase	2%
Venezuela balance sheet devaluation impacts of $0.02	2%
Incremental restructuring of $0.01	1%
Core EPS Growth	5%
Other foreign exchange impact of $0.12	12%
Currency-neutral Core EPS Growth	17%

OND 13
Diluted Net Earnings Per Share Decline	-15%
Gain on buyout of Iberian joint venture of $0.21	15%
Incremental restructuring of ($0.02)	-1%
Core EPS Decline	-1%
Foreign exchange impact of $0.11	9%
Currency-neutral Core EPS Growth	8%

JAS 13
Diluted Net Earnings Per Share Increase	8%
Charges for European legal matters of ($0.01)	-1%
Incremental restructuring of ($0.07)	-7%
Rounding impacts	-1%
Core EPS Decline	-1%
Foreign exchange impact of $0.09	9%
Currency-neutral Core EPS Growth	8%

AMJ 13
Diluted Net Earnings Per Share Decline	-14%
Charges for European legal matters of $0.04	5%
Impairment charges of $0.10	13%
Incremental restructuring of ($0.06)	-6%
Rounding impacts	-2%
Core EPS Decline	-4%
Foreign exchange impact of $0.06	8%
Currency-neutral Core EPS Growth	4%

JFM 13
Diluted Net Earnings Per Share Increase	9%
Venezuela balance sheet impacts of $0.08	9%
Impairment charges of ($0.01)	-2%
Incremental restructuring of ($0.09)	-11%
Core EPS Growth	5%
Foreign exchange impact of $0.02	2%
Currency-neutral Core EPS Growth	7%

Fiscal Year to Date (FYTD):
FYTD 14
Diluted Net Earnings Per Share Decline	-3%
Gain on buyout of Iberian joint venture of $0.21	6%
Incremental restructuring of ($0.07)	-2%
Core EPS Increase	1%
Foreign exchange impact of $0.32	10%
Currency-neutral Core EPS Growth	11%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.

4. Core Operating Profit Margin:  This is a measure of the Company’s Operating Margin adjusted for the current and prior year charges related to incremental restructuring due to increased focus on productivity and cost savings and the current and prior year charges for the balance sheet impacts from the devaluation of the foreign currency exchange rate in Venezuela:

	JFM 14	JFM 13
Operating Profit Margin	16.8%	16.5%
Incremental restructuring	0.7%	0.6%
Venezuela balance sheet devaluation impacts	1.4%	1.7%
Rounding impacts	0.1%	-
Core Operating Profit Margin	19.0%	18.8%
Basis point change	20

5. Core Gross Margin:  This is a measure of the Company’s Gross Margin adjusted for the current and prior year charges related to incremental restructuring due to increased focus on productivity and cost savings:

	JFM 14	JFM 13
Gross Margin	48.4%	49.8%
Incremental restructuring	0.4%	0.2%
Rounding impacts	0.1%	-
Core Gross Margin	48.9%	50.0%
Basis point change	-110

6. Core Effective Tax Rate:
This is a measure of the Company’s effective tax rate adjusted for current and prior year charges for incremental restructuring and the current and prior year charges for the balance sheet impacts from the devaluation of the foreign currency exchange rate in Venezuela.  The table below provides a reconciliation of the effective tax rate to the Core effective tax rate:

	JFM 14	JFM 13
Effective Tax Rate	20.8%	21.2%
Tax impact of incremental restructuring	(0.1%)	(0.1%)
Tax impact of Venezuela devaluation impacts	(1.1%)	1.1%
Rounding	0.1%	-
Core Effective Tax Rate	19.7%	22.2%

7. Core Selling, General & Administrative Expenses (SG&A) as a % of Net Sales:
This is a measure of the Company’s SG&A as a % of Net Sales adjusted for the current and prior year charges related to incremental restructuring due to increased focus on productivity and cost savings and the current and prior year charges for the balance sheet impacts from the devaluation of the foreign currency exchange rate in Venezuela:

	JFM 14	JFM 13
SG&A as a percentage of sales	31.6%	33.3%
Incremental restructuring	(0.3%)	(0.3%)
Venezuela balance sheet devaluation impacts	(1.4%)	(1.7%)
Rounding impacts	-	(0.1%)
Core SG&A as a percentage of sales	29.9%	31.2%
Basis point change	-130

8. Free Cash Flow / Free Cash Flow Productivity:
Free cash flow is defined as operating cash flow less capital spending.  Free cash flow productivity is defined as the ratio of free cash flow to net earnings.  We view free cash flow and free cash flow productivity as important measures because they are factors in determining the amount of cash available for dividends and discretionary investment.  Free cash flow and free cash flow productivity are also measures used to evaluate senior management and are factors in determining their at-risk compensation.  The reconciliation of free cash flow and free cash flow productivity is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Free Cash Flow
JFM 2014	$4,109	($944)	$3,165

	Free Cash Flow	Net Earnings	Free Cash Flow Productivity
JFM 2014	$3,165	$2,636	120%